                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 16, 1998

                          Transkaryotic Therapies, Inc.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                    0-21481                          04-3027191
(State or Other             (Commission File                 (I.R.S. Employer
Jurisdiction of                  Number)                     Identification No.)
Incorporation)

195 Albany Street                                                    02139
Cambridge, Massachusetts
(Address of principal executive offices)                        (Zip Code)

                                 (617) 349-0200
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

         On April 16, 1998, Transkaryotic Therapies, Inc. ("TKT") announced that the United States District Court in Boston had granted TKT and Hoechst Marion Roussel's Motion for Summary Judgment of Non-infringement in Amgen Inc.'s patent infringement action against TKT and Hoechst Marion Roussel. A press release announcing the court's decision is attached hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TRANSKARYOTIC THERAPIES, INC.

Date:    April 17, 1998                    By: /s/ Daniel E. Geffken
                                               -------------------------------
                                               Daniel E. Geffken
                                               Vice President, Finance and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     ------------

       99          Press Release, dated April 16, 1998,
                   relating to the United States
                   District Court's decision.

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